EXHIBIT 99.1


                            Agreement of Joint Filing

        Pursuant to Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned persons hereby agree to file with the Securities and Exchange Commission the Statement on Schedule 13D (the "Statement") to which this Agreement is attached as an exhibit, and agree that such Statement, as so filed, is filed on behalf of each of them.


        IN WITNESS WHEREOF, the undersigned have executed this Agreement.

Dated:  July 30, 2004

                                 BARINGTON COMPANIES EQUITY PARTNERS, L.P.

                                 By: Barington Companies Investors, LLC, its
                                     general partner


                                 By: /s/ James A. Mitarotonda
                                    -----------------------------------
                                 Name:  James A. Mitarotonda
                                 Title: Manager

                                 BARINGTON COMPANIES OFFSHORE FUND, LTD. (BVI)


                                 By: /s/ James A. Mitarotonda
                                    ----------------------------------
                                 Name:  James A. Mitarotonda
                                 Title: Manager

                                 PARCHE, LLC
                                 By: Admiral Advisors, LLC, its managing member


                                 By: /s/ Jeffrey M. Solomon
                                    ----------------------------------
                                 Name:  Jeffrey M. Solomon
                                 Title: Authorized Signatory

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                                 STARBOARD VALUE & OPPORTUNITY FUND, LLC


                                 By: Admiral Advisors, LLC, its managing member


                                 By: /s/ Jeffrey M. Solomon
                                    ----------------------------------
                                 Name:  Jeffrey M. Solomon
                                 Title: Authorized Signatory


                                 RJG CAPITAL PARTNERS, LP

                                 By: RJG Capital Management, LLC, its general
                                     partner


                                 By: /s/ Ronald J. Gross
                                    ---------------------------------
                                 Name:  Ronald J. Gross
                                 Title: Managing Member